                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Minister of Finance of the
Republic of South Africa (the "Republic"), by his execution hereof, does hereby constitute and appoint Lesetja Kganyago, Phakamani Hadebe and Andre Pillay and
any of them acting individually as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and deliver any and all filings and correspondence by the Republic with the U.S. Securities and
Exchange Commission (the "Commission"), including without limitation Annual
Reports on Form 18-K, amendments to Annual Reports on Form 18-K/A, Reports on
Form 6-K, Registration Statements under Schedule B and any Pre- and
Post-Effective Amendments thereto, and (ii) to execute and deliver any and all contracts, agreements, consents, certificates and documents in relation to the
Republic's securities offerings in the United States and elsewhere outside the
Republic and the listing of the Republic's debt securities on any international stock exchange as said attorney-in-fact and agent may deem necessary or advisable, and, further, in case of clauses (i) and (ii) above, to do any and all acts and things and execute and deliver any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue thereof;

PROVIDED THAT, this Power of Attorney shall not constitute a delegation of the
Minister of Finance's powers to borrow money on behalf of the Republic in terms of section 72 of the Public Finance Management Act, 1999 (Act No 1 of 1999).

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: 24 March 2006                         By: /s/ Trevor A Manuel
                                            Trevor A Manuel, MP
                                            Minister of Finance of the
                                            Republic of South Africa